                                                                   EXHIBIT 10.72

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of November 4, 1997, between HANOVER DIRECT, INC., a Delaware corporation (the "Company"), and SMALLCAP WORLD FUND, INC., a Maryland corporation (the "Stockholder").

                                R E C I T A L S:

                  A. The parties hereto are parties to a Stock Purchase Agreement, dated the date hereof (the "Purchase Agreement").

                  B. Pursuant to the Purchase Agreement, the Company is issuing to the Stockholder an aggregate of 3,700,000 shares of the Company's Common Stock, par value $.66 2/3 per share (the "Common Stock").

                  THE PARTIES AGREE AS FOLLOWS:

                  1. Certain Definitions. Capitalized terms used herein which are not otherwise defined herein and which are defined in, or by reference in, the Purchase Agreement shall have the meanings given therein. For the purposes of this Agreement, the following terms shall have the following meanings:

                  "Agreement" shall mean this Registration Rights Agreement, as the same may be amended, modified or supplemented from time to time.

                  "Demand Notice" shall have the meaning set forth in Section 2(a) hereof.

                  "Shelf Registration" shall have the meaning set forth in
Section 2(a) hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

                  "Holder" shall mean the Stockholder and each Person to whom Registrable Securities are transferred so long as such Person holds such Registrable Securities.

                  "Registrable Securities" shall mean the shares of Common Stock issued pursuant to the Purchase Agreement. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act in accordance with Section 2(c) hereof, regardless of whether such securities are actually sold pursuant to such registration statement, (ii) they shall have been disposed of pursuant to rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force (and the Holder thereof shall have received an opinion of independent counsel for the Holder reasonably satisfactory to the Company to the foregoing effects), or (iv) they shall have ceased to be outstanding.

                  "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and National Association of Securities Dealers, Inc., American Stock Exchange or relevant stock exchange registration, listing and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Company, the underwriters or the Holders in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger, telephone and delivery expenses and transfer taxes, (iv) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) the reasonable fees and disbursements of one law firm retained in connection with such registration by the Holders of Registrable Securities being registered and selected by the Stockholder, (vi) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (vii) the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions of underwriters, agents or dealers relating to the distribution of the Registrable Securities, if any.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

                  "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act or any similar federal statutes then in effect.

                  2.  Shelf Registration.

                  (a) Timing. As promptly as practicable after April 1, 1998, the Company will use its best efforts to effect the registration under the Securities Act of all the Registrable Securities to the extent necessary to permit the disposition (in accordance with the intended method or methods of distribution thereof as specified at the time by the Stockholder) of such Registrable Securities ("Shelf Registration"); provided, however, that the Company may delay the filing of such registration statement relating to the Registrable Securities for not more than ninety (90) calendar days following such date if, in the reasonable judgment of the Board of Directors of the Company, such filing is not in the best interests of the Company at such time. Such registration shall be effected by the preparation and filing by the Company with the SEC of a registration statement on Form S-3 or other similar form with respect to the offering and sale by the Holders of the Registrable Securities on a continuous or delayed basis in the future pursuant to Rule 415 under the Securities Act.

                  (b) Expenses. The Company will pay all Registration Expenses in connection with a registration of Registrable Securities requested pursuant to this Section 2.

                  (c) Effective Registration Statement. A registration pursuant to this Section 2 will be deemed to have been effected if (i) the registration statement filed in connection with such registration shall have become effective under the Securities Act and shall have remained effective until November 7, 1999 (provided that if, after such registration statement has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected), or (ii) the Company is unable to complete such registration statement because one or more Holders of Registrable Securities thus being registered failed to provide information for use in such registration statement requested reasonably and in a timely manner by the Company or because such Holders otherwise failed to do such reasonable acts and things as may be requested in writing in a timely manner by the Company to enable the Company to comply with the requirements of applicable law.

                  (d) The Stockholder shall be entitled to request one Shelf Registration pursuant to this Agreement. No additional requests for Shelf Registrations will be required to be effected by the Company.

                  3.  Incidental Registration.

                  (a) Right to Include Registrable Securities. If at any time on or after April 1, 1998 and before March 31, 2000 the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or Form S-8), whether or not for sale for its own account, it will give ten (10) days prior written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 3. Upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered ("Incidental Registration"); provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice, however, to the rights of Holders under Section 2 herein. No registration effected under this Section 3 shall relieve the Company of its obligations to effect a registration upon request under Section 2 herein. The Company will pay all Registration Expenses in connection with the registration of Registrable Securities requested pursuant to this Section 3.

                  (b) Priority in Incidental Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration would have an adverse effect on such offering, including the price at which such shares can be sold, the Company will include in such registration the maximum number of securities which it is so advised by such managing underwriter can be sold without such an adverse effect, allocated as follows:

                  (A) first, all securities proposed to be registered by the Company for its own account, and

                  (B) second, all securities requested to be included in such registration under this Section 3 and any other securities proposed to be registered by the Company other than for its own account (if necessary, allocated pro rata among all such requesting Holders on the basis of the relative number of shares of securities each such Holder has requested to be included in such registration).

                  4. Registration Procedures. Whenever the Company effects or causes the registration of the Registrable Securities under the Securities Act as provided in this Agreement, the Company will use its best efforts to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and will, as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 3 herein at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (i) in the case of an Incidental Registration pursuant to Section 3 hereof, until all securities registered pursuant to such registration statement have been disposed of or (ii) in the case of a Shelf Registration pursuant to Section 2 hereof, for a period not to exceed ninety (90) days from the effective date thereof, subject to the provisions of Section 2(c ) hereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders set forth in such registration statement;

                  (c) furnish to the Holders such number of executed and conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and all documents incorporated by reference therein), such number of copies


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

of the prospectus included in such registration statement (including each preliminary prospectus and supplemental prospectus), and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holders;

                  (d) use its best efforts to register or qualify (and keep effective such registration or qualification) such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as may be reasonably required to permit the Holders to sell the Registrable Securities or as the Holders shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities; provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and provided, further, that this subsection (d) shall not be construed to require the Company to register as a broker-dealer in any jurisdiction any third person to whom or through whom a Holder proposes to sell Registrable Securities;

                  (e) immediately notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in subsection (b) of this Section 4, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Holders promptly prepare and furnish to such Holders a reasonable number of copies of an amended or supplemented prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (f) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (g) use its best efforts to list such Registrable Securities on the American Stock Exchange or any securities exchange on which securities of such class are then listed, if such Registrable Securities are not already so listed, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (h) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Stockholder reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;


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

                  (i) whether or not the registration relates to an underwritten offering, make such representations and warranties to the Holders and to the underwriters, if any, as are customarily made by issuers to underwriters in underwritten offerings, obtain opinions of counsel to the Company addressed to each Holder and to the underwriters, if any, covering the matters customarily covered in underwritten offerings, and obtain a "cold comfort" letter or letters and updates thereof from the Company's independent public accountants in customary form and covering matters of the type customarily covered in underwritten offerings, in each case as the underwriters or the Stockholder shall request; and

                  (j) make available for inspection by the Holders, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant, or other agent retained by the Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by the Holders, underwriter, attorney, accountant or agent in connection with such registration statement.

The Company may require the Holders to furnish the Company such information regarding the Holders and the distribution of such securities for use in the registration statement relating to such registration as the Company may from time to time reasonably request in writing and to do such reasonable acts and things as the Company may from time to time reasonably request in writing in order to permit the Company to comply with the requirements of law.

                  Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (e) of this
Section 4, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 4, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in subsection (b) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (e) of this Section 4 to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 4.

                  5.  Indemnification.


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                  (a) Indemnification by the Company. In the event of any
registration of any securities of the Company under the Securities Act pursuant to Sections 2 or 3 herein, the Company will, and it hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the sellers of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners (and directors and officers thereof), each person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including legal, accounting and other expenses incurred in connection with investigation, preparation or defense of any of the foregoing, and including any amounts paid in any settlement effected with the Company's consent) to which such seller, any such director or officer or general or limited partner or any such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or supplemental prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, general or limited partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or preparing for and defending any such loss, claim, liability, action or proceeding from time to time as such expenses are incurred; provided that the Company shall not be liable in any such case to any such person, to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or supplemental prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                  (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective sellers of such Registrable Securities (except that no such undertaking shall be required to the extent applicable law, charter documents or by-laws forbid such prospective sellers from giving such undertaking) or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 5) the Company, its directors and officers signing the registration statement and its controlling persons and all other prospective sellers and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or supplemental prospectus contained therein, or any amendment or supplement,


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

if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such sellers or underwriter specifically stating that it is for use in the final or supplemental prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided in no event shall the liability of any selling Holder of Registrable Securities be greater in amount than the amount of proceeds received by such Holder upon such sale. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other prospective sellers or any of their respective directors, officers or controlling Persons and shall survive the transfer of such securities by such sellers.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment (which is based on the written opinion of its counsel) a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. If in an indemnified party's reasonable judgment (which is based on the written opinion of its counsel) a conflict of interest between the indemnified and indemnifying parties exists in respect of a claim or if the indemnifying party refuses to participate in and to assume the defense of any action brought against an indemnified party, the indemnified party may assume the defense of such claim or action with counsel of its choosing which shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Contribution. If the indemnification provided for in or pursuant to this Section 5 is due in accordance with the terms hereof but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified person on the other in connection with the statements or omissions which resulted in such losses, claims, damages,


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

liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person by such persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling Holder of Registrable Securities be greater in amount than the amount of proceeds received by such Holder upon such sale.

                  6. Rule 144. The Company covenants that it will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holders, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act, as amended), and it will do all such other acts and things from time to time as requested by the Holders to the extent required from time to time to enable each Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  7. Public Trading Market. Until the earlier of (a) two years after the effective date of the registration statement filed pursuant to Section 2 or (b) the date on which there are no Registrable Securities, the Company shall use its best efforts to maintain a public trading market for its Common Stock.

                  8. Restriction on Resale. Unless otherwise agreed by the Company, until the earlier of (a) two years after the effective date of the registration statement filed pursuant to Section 2 or (b) the date on which there are no Registrable Securities, each Holder agrees that it will not resell such Registrable Securities without registration under the Securities Act, compliance with Rule 144 under the Securities Act or an opinion of counsel for such Holder, addressed to the Company, to the effect that no such registration is required. All reasonable costs, fees and expenses of counsel in connection with such opinion shall be borne by the Holder.


                  9.  Miscellaneous.

                  (a) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Stockholder. Holders of Registrable Securities shall be bound by any consent authorized by this Section 9(a), whether or not such Registrable Securities shall have been marked to indicate such consent.

                  (b) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

                  (c) Notices. All notices and other communications provided for hereunder shall be given and shall be effective as provided in the Purchase Agreement.

                  (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning of the terms contained herein.

                  (e) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase, or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

                  (h) Remedies. The parties hereto acknowledge that monetary damages will not be adequate compensation for any loss incurred by reason of a breach by either of them of the provisions hereof and agree, to the fullest extent permitted by law, to waive the defense of adequacy of legal remedies in any action for specific performance hereof.

                  (i) Merger, etc. If, directly or indirectly, (i) the Company shall merge with and into, or consolidate with, any other Person, (ii) any Person shall merge with and into, or consolidate with, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Registrable Securities shall be changed into or exchanged for stock or other securities of any other Person, then, in each such case, proper provision shall be made so that such Person shall be bound by the provisions of this Agreement and the term "Company" shall thereafter be deemed to refer to such Person. For purposes hereof, the term "Person" shall mean any individual, corporation, partnership, trust or other nongovernmental entity.

                  (j) Legal Fees; Costs. If any party to this Agreement institutes any action or proceeding, whether before a court or arbitrator, to enforce any provision of this Agreement, the prevailing party therein shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

                  (k) Termination. Except as otherwise provided herein, the Company's obligations under Sections 2 and 3 hereof shall terminate at the close of business on March 31, 2000, or such earlier date on which there shall be no Registrable Securities.


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

                  IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed on its behalf as of the date first written above.



                                        HANOVER DIRECT, INC.


                                        By:    /s/Larry J. Svoboda
                                               --------------------------------
                                        Title: Senior Vice President and C.F.O.
                                               --------------------------------



                                        SMALLCAP WORLD FUND, INC.


                                        By:    /s/Vincent P. Corti
                                               --------------------------------
                                        Title: Vice President
                                               --------------------------------

                          ATTACHMENT TO SCHEDULE 2.02


HANOVER DIRECT, INC.
OPTION NAD WARRANT ROLLFORWARD
SEPTEMBER 27, 1997


WARRANTS

                              Outstanding
         Holder            September 27, 1997
----------------------------------------------
         Total                      5,646,490
                           ===================

Note: All of the outstanding warrants are held by NAR and affiliates.


OPTIONS

Horn & Hardart Stock Option Plan

                              Outstanding
         Holder            September 27, 1997
----------------------------------------------
         Total                         30,000
                           ===================

Hanover Direct, Inc. 1996 Stock Option Plan

         Total                      5,425,000
                           ===================


Various Option Plans for Rakesh Kaul

         Total                      7,530,000
                           ===================


Note: Future grant for R. Kaul does not appear due to uncertainty of ability to exercise. Please see attached copy of disclosure from 1997 Proxy Statement.


Directors Options

         Total                         70,000
                           ===================

Tandem Options

         Total                        624,000
                           ===================



     TOTAL OPTIONS                 13,679,000
                           ===================